                                               Exhibit 3(a)

          RESTATED CERTIFICATE OF INCORPORATION

                            OF

           FEDERAL DATA PROCESSING CORPORATION

                      -------------

       Adopted in Accordance with the Provisions of Sections 242 and 245 of the General
       Corporation Law of the State of Delaware

                      -------------

     We, Charles Richter, President, and Lewis Suslow,
Secretary of FEDERAL DATA PROCESSING CORPORATION, a
Delaware corporation, do hereby certify under the seal of the Corporation, as follows:

   I. The Certificate of Incorporation of the Corporation is hereby restated as follows:

     1. The name of the corporation is FEDERAL DATA
PROCESSING CORPORATION.

     2. The address of the corporation's registered office in Delaware is 129 South State Street, City of
Lover, County of Kent. The United States Corporation
Company is the corporation's registered agent at that address.

     3. The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

     4. The corporation shall have authority to issue
1,875,000 shares of stock, of which 1,500,000 shares shall be Common Stock of the par value of 10 CENTS per share and 375,000 shares shall be Class B stock of the par value of 10 CENTS per share.

     The powers, preference and rights of each class of stock and the qualifications, limitations or restrictions thereof, are as follows:

     (A) The holders of the Common and Class B stock shall vote together as one class on all matters on which the vote (or the consent in lieu of voting) of the stockholders is required or taken, and shall be entitled to one vote for each share of such stock registered in their names on the books of the corporation.

     (B) The holders of the Common Stock shall be entitled to receive all dividends payable in cash, stock or otherwise, which may be declared by the Board of Directors, from time to time, out of any funds lawfully available therefor, and the Class B Stock shall not be entitled to receive any such dividends. The holders of Class B Stock shall, however, be entitled to share ratably with the Common Stock in any preferential rights given stockholders to subscribe for securities of the corporation.

     (C) On or after March 31, 1971 the Class B Stock shall, at the option of the respective holders thereof, be convertible into fully-paid and non-assessable shares of Common Stock of the corporation upon the following terms and conditions:

          (i) The Class B Stock shall initially be convertible into Common Stock at an initial conversion ratio of one share of Common Stock for each share of Class B Stock.

         (ii) The conversion ratio shall be subject to adjustment from time to time, as follows:

              (a) If at any time the corporation
          shall issue any shares of Common Stock by way of stock dividend or stock split, the number of shares of Common Stock into which each share of Class
          B Stock shall thereafter become convertible, shall be proportionately increased and, conversely, if at any time the corporation contracts the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares, the number of shares of Common Stock into which each share of Class
          B Stock shall thereafter be convertible, shall be proportionately decreased.

              (b) In the case of a merger or consolidation of the corporation with or into another corporation, or the reclassification of its Common Stock (other than by way of stock split or contraction, or a change in par value), the holders of the Class B Stock shall thereafter be entitled to receive, upon conversion, the kind and amount of shares of stock and securities and property which they would have been entitled to receive had they converted such Class B Stock into Common Stock of the corporation as of the record date for the determination of Common stockholders entitled to participate in such merger, consolidation or reclassification.

              (c) If at any time or from time
          to time it shall appear to the Board of
          Directors that conditions may arise by reason of action proposed to be taken by the corporation, which conditions, in the opinion of the Board of Directors, are not adequately covered by the other provisions of this paragraph (C) and would materially and adversely affect the conversion rights of the holders of the Class B Stock, the conversion price then in effect shall be adjusted in such manner as the Board of Directors, in its sole discretion, may determine to be equitable under the circumstances. Failure of the Board of Directors to provide for an adjustment prior to the effective date of any such action by the corporation shall be conclusive evidence that no adjustment under this subdivision (c) is required in consequence of such action.

         (iii) In order to exercise the conversion privilege the holder of the Class B Stock shall surrender the certificate or certificates therefor to any transfer agent of the corporation for such Class B Stock, accompanied by written notice of election to convert such Class B Stock or portion thereof. As soon as practicable thereafter, the corporation shall cause to be issued and delivered a certificate or certificates for the number of shares of Common Stock issuable hereunder upon the conversion of such Class B Stock, together with such cash or scrip, as may be deliverable pursuant to paragraph (iv) hereof. Such conversion shall be deemed to have been effected on the date on which the certificates of such Class B Stock have been surrendered as provided above, and the person in whose name any certificate or certificates for shares of Common Stock are issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby.

          (iv) In the event that the conversion of any Class B Stock would result in the issuance of fractions of a share, the corporation shall have the option to (a) issue fractions of a share; (b) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined; or (c) issue scrip or fractional warrants, exchangeable as therein provided for full shares, but such scrip or fractional warrants shall not entitle the holder to any rights of a shareholder except as therein provided. Such scrip or fractional warrants may be issued subject to the condition that it shall become void if not exchanged for certificates representing full shares before a specified date, or subject to the condition that the shares for which such scrip or fractional warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of such scrip or fractional warrants, or subject to any other conditions which the Board of Directors may determine.

     (D) In the event of the liquidation, dissolution or winding-up of the corporation, whether voluntary or involuntary, resulting in any distribution of its assets to its stockholders, the holders of the shares of Common
Stock outstanding on the record date for determining stockholders entitled to receive such distribution shall be entitled to receive in respect of each such share an amount equal to the liquidation preference hereinafter set forth before any payment or distribution of the assets of the corporation is made to or set apart for the Class B Stock. After payment in full of such liquidation preference, the holders of the Common Stock and Class B
Stock shall be entitled to receive, share and share alike and without priority or preference, any and all remaining assets and funds of the corporation. The liquidation preference of the Common Stock shall be $4; provided, however, that, if at any time the corporation shall issue any shares of Common Stock by way of stock dividend or stock split, the liquidation preference shall thereafter be proportionately decreased, and, conversely, if at any time the corporation contracts the number of outstanding shares of Class A stock by combining such shares into a smaller number of shares, the liquidation preference shall thereafter be proportionately increased.

     5. The Board of Directors shall have the power to make, alter or repeal the by-laws of the corporation.

     6. The corporation shall, to the full extent permitted by Section 145 of the Delaware General
Corporation Law, as amended from time to time, indemnify all persons whom it may indemnify pursuant thereto.

     7. Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs.
If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

     II. The amendments to the Certificate of Incorporation of the Corporation which consist of:

          (i) the change of the corporation's registered office and registered agent;

         (ii) the revision of the corporation's purposes;

        (iii) the change of the corporation's authorized stock from 1,000,000 shares of Class A Stock, 10
     CENTS par value; 250,000 shares of Class B Stock, 10
     CENTS par value and 1,000,000 shares of preferred stock, $1 par value, to 1,500,000 shares of Common
     Stock, 10 CENTS par value, and 375,000 shares of Class B Stock, 10 CENTS par value, and the specification of revised powers, preferences, rights, qualifications, limitations and restrictions in connection therewith (since all of the corporation's issued shares are Class B Stock, 10
     CENTS par value, and no change in par value of such shares is being made, the capital of the corporation will not be reduced by reason of the amendment);

         (iv) the elimination of certain provisions not now required by the General Corporation Law; and

          (v) the addition of a provision with
     respect to indemnification;

and their restatement herein were authorized in accordance with Sections 242 and 245 of the General
Corporation Law by the unanimous written consent of all the directors of the corporation pursuant to Section
141(f) of the General Corporation Law and the unanimous written consent of all the stockholders entitled to vote thereon, pursuant to Section 228 of the General
Corporation Law.

     IN WITNESS WHEREOF, we have signed this

Certificate and caused the corporate seal of the corporation to be affixed this 23rd day of January, 1968.

                       FEDERAL DATA PROCESSING CORPORATION


                       By      /s/ CHARLES RICHTER
                         ---------------------------------
                                   Charles Richter
                                   President


                       By       /s/ LEWIS SUSLOW
                         ---------------------------------
                                    Lewis Suslow,
                                    Secretary

[SEAL]

STATE OF NEW YORK      )
                       :   ss.:
COUNTY OF NEW YORK     )


     BE IT REMEMBERED that on this 23rd day of January, 1968, personally came before me, a notary public for the State of New York, Charles Richter and Lewis Suslow, the persons who executed the foregoing Restated Certificate of Incorporation, known to me personally to be such, and acknowledged the said Certificate to be their act and deed and that the facts therein stated are truly set forth.

     GIVEN under my hand and seal of office the day and year aforesaid.

                                /s/ DOROTHY E. FINIGAN
                             ------------------------------
                                      Notary Public

[SEAL]

                    STATE OF DELAWARE

             OFFICE OF THE SECRETARY OF STATE

    I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "FEDERAL DATA PROCESSING CORPORATION", FILED IN THIS OFFICE ON THE THIRD DAY OF NOVEMBER, A.D. 1969, AT 2:30 O'CLOCK P.M.


                                     /s/ EDWARD J. FREEL
                       [SEAL]  ---------------------------------
                                         EDWARD J. FREEL,
                                        SECRETARY OF STATE


0660526   8100                 AUTHENTICATION:     7412307

950036614                                DATE:     02-17-95

                         CERTIFICATE OF AMENDMENT

                                    of

                       CERTIFICATE OF INCORPORATION

                                    of

                     FEDERAL DATA PROCESSING CORPORATION


          We, Charles Richter, President, and Richard Richter, Secretary, of Federal Data Processing Corporation, a Delaware corporation (the "Company"), hereby certify under the seal of the Company that:

          1. On October 28, 1969, at the duly called annual meeting of stockholders of the Company, the proposed amendment to the Certificate of Incorporation of the Company described in Paragraph 2 hereof was duly approved by the vote of a majority of the outstanding stock entitled to vote thereon.

          2. The following is a true and correct copy of the amended Article 4 of the Certificate of Incorporation of the Company, approved by the stockholders as aforesaid:

                    "4. The corporation shall have authority to issue
          1,975,000 shares of stock, of which 100,000 shares shall be Preferred Stock, without par value, 1,500,000 shares shall be Common Stock of the par value of 10 CENTS per share and 375,000 shares shall be Class B Stock of the par value of 10 CENTS per share.

          The powers, preference and rights of each class of stock and the qualifications, limitations or restrictions thereof, are as follows:

          (A) The Board of Directors may authorize the issuance of the Preferred Stock from time to time in one or more series and with such designations, preferences, relative, participating, optional and other special rights, and qualifications, limitations or restrictions thereof, which may differ with respect to each series, as the Board may fix by resolution. Without limiting the foregoing, the Board of Directors is expressly authorized to fix, with respect to each series:

                    (i) The number of shares which shall constitute such series and the name of designation of such series;

                   (ii) The rate and the times at which dividends on such series shall be paid, and whether or not such dividends shall be cumulative;

                  (iii) The voting powers, if any, of the holders of such series, subject to the provisions of the Delaware General Corporation Law;

                   (iv) The terms and conditions for the redemption of shares of such series, and the price or prices payable upon such redemption;

                    (v) The rights of such shares upon voluntary or involuntary limitation, including the amounts payable thereon;

                   (vi) The terms or amount of any sinking fund or purchase fund for the purchase or redemption of shares of such series; and

                  (vii) The conversion right or rights, if any.

          (B) The holders of the Common and Class B Stock shall vote together as one class on all matters on which the vote (or the consent in lieu of voting) of the stockholders is required or taken, and shall be entitled to one vote for each share of such stock registered in their names on the books of the corporation.

          (C) The holders of the Common Stock shall be entitled to receive dividends payable in cash, stock or otherwise, which may be declared by the Board of Directors, from time to time, out of any funds lawfully available therefor, and the Class B Stock shall not be entitled to receive any such dividends (other than dividends payable in Class B Stock). The holders of Class B Stock shall, however, be entitled to share ratably with the Common Stock in any preferential rights given stockholders to subscribe for securities of the corporation.

          (D) On or after March 31, 1971, the Class B Stock shall, at the option of the respective holders thereof, be convertible into fully-paid and non-assessable shares of Common Stock of the corporation upon the following terms and conditions:

                    (i) The Class B Stock shall initially be convertible into Common Stock at an initial conversion ratio of one share of Common Stock for each share of Class B Stock.

                   (ii) The conversion ratio shall be subject to adjustment from time to time, as follows:

                              (a) If at any time the corporation shall issue
                    any shares of Common Stock by way of stock dividend or stock split, the number of shares of Common Stock into which each share of Class B Stock shall thereafter become convertible shall be proportionately increased and, conversely, if at any time the corporation contracts the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares, the number of shares of Common Stock into which each share of Class B Stock shall thereafter be convertible, shall be proportionately decreased.

                              (b) In the case of a merger or consolidation of
                    the corporation with or into another corporation, or the reclassification of its Common Stock (other than by way of stock split or contraction, or a change in par value), the holders of the Class B Stock shall thereafter be entitled to receive, upon conversion, the kind and amount of shares of stock and securities and property which they would have been entitled to receive had they converted such Class B Stock into Common Stock of the corporation as of the record date for the determination of common stockholders entitled to participate in such merger, consolidation or reclassification.

                              (c) If at any time or from time to time it
                    shall appear to the Board of Directors that conditions may arise by reason of action proposed to be taken by the corporation, which conditions, in the opinion of the Board of Directors, are not adequately covered by the other provisions of this paragraph (D) and would materially and adversely affect the conversion rights of the holdings of the Class B Stock, the conversion price then in effect shall be adjusted in such manner as the Board of Directors, in its sole discretion, may determine to be equitable under the circumstances. Failure of the Board of Directors to provide for an adjustment prior to the effective date of any such action by the corporation shall be conclusive evidence that no adjustment under this subdivision (c) is required in consequence of such action.

                  (iii) In order to exercise the conversion privilege the holder of the Class B Stock shall surrender the certificate or certificates therefor to any transfer agent of the corporation for such Class B Stock, accompanied by written notice of election to convert such Class B Stock or portion thereof. As soon as practicable thereafter, the corporation shall cause to be issued and delivered a certificate or certificates for the number of shares of Common Stock issuable hereunder upon the conversion of such Class B

     Stock, together with such cash or scrip, as may be deliverable pursuant to paragraph (iv) hereof. Such conversion shall be deemed to have been effected on the date on which the certificates of such Class B Stock have been surrendered as provided above, and the person in whose name any certificate or certificates for shares of Common Stock are issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby.

        (iv) In the event that the conversion of any Class B Stock would result in the issuance of fractions of a share, the corporation shall have the option to (a) issue fractions of a share; (b) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined; or (c) to issue scrip or fractional warrants, exchangeable as therein provided for full shares, but such scrip or fractional warrants shall not entitle the holder to any rights of a shareholder except as therein provided. Such scrip or fractional warrants may be issued subject to the condition that it shall become void if not exchanged for certificates representing full shares before a specified date, or subject to the condition that the shares for which such scrip or fractional warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of such scrip or fractional warrants, or subject to any other conditions which the Board of Directors may determine.

     (E) In the event of any liquidation, dissolution or other winding up of the affairs of the corporation, whether voluntarily or involuntarily and after provision for the holders of the Preferred Stock, the holders of the shares of Common Stock outstanding on the record date for determining stockholders entitled to receive such distribution shall be entitled to receive in respect of each such share an amount equal to the liquidation preference hereinafter set forth before any payment or distribution of the assets of the corporation is made to or set apart for the

Class B Stock. After payment in full of such liquidation preference, the holders of the Common Stock and Class B Stock shall be entitled to receive, share and share alike and without priority or preference, any and all remaining assets and funds of the corporation. The liquidation preference of the Common Stock shall be $4; provided, however, that, if at any time the corporation shall issue any shares of Common Stock by way of stock dividend or stock split, the liquidation preference shall thereafter be proportionately decreased, and, conversely, if at any time the corporation contracts the number of outstanding shares of Class A Stock by combining such shares into a smaller number of shares, the liquidation preference shall thereafter be proportionately increased."

     3. Such amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware, and the capital of the Company will not be reduced under or by reason of such amendment.

     IN WITNESS WHEREOF, we, Charles Richter, President, and Richard Richter, Secretary, of Federal Data Processing Corporation, have signed this Certificate and caused the corporate seal of the Company to be hereunto affixed this 30th day of October, 1969.

                                            /s/ CHARLES RICHTER
                                       ------------------------------
                                         Charles Richter, President


                                            /s/ RICHARD RICHTER
                                       ------------------------------
                                         Richard Richter, Secretary

STATE OF NEW YORK  )
                   :  SS.:
COUNTY OF NEW YORK )

     BE IT REMEMBERED that on this 30th day of October, 1969, personally came before me, a notary public for the State of New York, Charles Richter and Richard Richter, the persons who executed the foregoing Certificate of Amendment, known to me personally to be such, and acknowledged the said Certificate to be their act and deed and that the facts therein stated are truly set forth.

     GIVEN under my hand and the seal of office the day and year aforesaid.


                                       ------------------------------
                                               Notary Public

                                                                        PAGE 1
                              STATE OF DELAWARE
                       OFFICE OF THE SECRETARY OF STATE


    I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO
HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "FEDERAL DATA PROCESSING CORPORATION", CHANGING ITS NAME FROM "FEDERAL DATA PROCESSING CORPORATION" TO "COLOR SYSTEMS TECHNOLOGY, INC.", FILED IN THIS OFFICE ON THE THIRD DAY OF JANUARY, A.D. 1983, AT 9 O'CLOCK A.M.


                                               /s/ EDWARD J. FREEL
                                       -----------------------------------
                                       Edward J. Freel, Secretary of State


   0660526  8100                                 AUTHENTICATION:  7412308
   950036614                                               DATE:  02-17-95

                          CERTIFICATE OF AMENDMENT
                                     of
                       CERTIFICATE OF INCORPORATION OF
                     FEDERAL DATA PROCESSING CORPORATION


     FEDERAL DATA PROCESSING CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of FEDERAL DATA PROCESSING CORPORATION, by the unanimous written consent of its members, filed with the minutes of the Board, duly adopted resolutions setting forth proposed amendments to the Restated Certificate of Incorporation of said corporation, declaring said amendments to be advisable and calling for a meeting of the stockholders of said corporation for consideration thereof. The resolutions setting forth the proposed amendments are as follows:

          RESOLVED, that the Restated Certificate of Incorporation of this Corporation be amended by changing the Articles thereof numbered "First" and "Fourth" so that, as amended said articles shall be and read as follows:

          "First: The name of the Corporation is Color Systems
          Technology, Inc."

          "Fourth: The total number of shares of stock which the Corporation shall have authority to issue is 15,000,000 shares of Common Stock of the par value of $.10 each."

     SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 212 of the General Corporation Law of the State of Delaware.

    FOURTH: That the capital of said Corporation will not be reduced under or by reason of said amendment.

     IN WITNESS WHEREOF, said FEDERAL DATA PROCESSING CORPORATION has caused its corporate seal to be hereunto affixed and this certificate to be signed by Jerry Shefsky, its President, and attested by Alan Shefsky, its Assistant Secretary, this 22nd day of December, 1982.


                                       FEDERAL DATA PROCESSING CORPORATION

                                       By:       /s/ JERRY SHEFSKY
                                       -----------------------------------
                                                     President

ATTEST:

By: /s/ ALAN SHEFSKY
--------------------
Assistant Secretary

                                                                        PAGE 1
                              STATE OF DELAWARE
                       OFFICE OF THE SECRETARY OF STATE


    I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "COLOR SYSTEMS TECHNOLOGY, INC.", FILED IN THIS OFFICE ON THE SECOND DAY OF JUNE, A.D. 1983, AT 9 O'CLOCK A.M.


                                               /s/ EDWARD J. FREEL
                                       -----------------------------------
                                       Edward J. Freel, Secretary of State


   0660526  8100                                 AUTHENTICATION:  7412309
   950036614                                               DATE:  02-17-95

                         CERTIFICATE OF AMENDMENT
                                     of
                  RESTATED CERTIFICATE OF INCORPORATION OF
                       COLOR SYSTEMS TECHNOLOGY, INC.


     COLOR SYSTEMS TECHNOLOGY, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of COLOR SYSTEMS TECHNOLOGY, INC., at a special meeting duly held at which a quorum was present, duly adopted resolution setting forth a proposed amendment to the Restated Certificate of Incorporation of said corporation as amended, declaring said amendment to be advisable and calling for a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

          RESOLVED, that the Certificate of Amendment to the Restated Certificate of Incorporation of this Corporation be further amended by changing the Article thereof numbered "Fourth" so that, as amended said Article shall be and read as follows:

          "Fourth: The total number of shares of stock which the Corporation shall have authority to issue is 15,000,000 shares of Common Stock of the par value of $.15 each."

     SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     FOURTH: That the capital of said Corporation will not be reduced under or by reason of said amendment.

     IN WITNESS WHEREOF, said COLOR SYSTEMS TECHNOLOGY, INC. has caused its corporate seal to be hereunto affixed and this certificate to be signed by Jerry Shefsky, its President, and attested by Morton H. Farber, its Secretary, this 2nd day of June, 1983.


                                       COLOR SYSTEMS TECHNOLOGY, INC.

                                       By:    /s/ JERRY SHEFSKY
                                       ------------------------------
                                                  President

ATTEST:

By: /s/ MORTON H. FARBER
------------------------
        Secretary

                                                                        PAGE 1
                              STATE OF DELAWARE
                       OFFICE OF THE SECRETARY OF STATE


    I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "COLOR SYSTEMS TECHNOLOGY, INC.", FILED IN THIS OFFICE ON THE NINTH DAY OF FEBRUARY, A.D. 1987, AT 10 O'CLOCK A.M.


                                               /s/ EDWARD J. FREEL
                                       -----------------------------------
                                       Edward J. Freel, Secretary of State


   0660526  8100                                 AUTHENTICATION:  7412310
   950036614                                               DATE:  02-17-95

                         CERTIFICATE OF AMENDMENT

                                      OF

                        CERTIFICATE OF INCORPORATION

                                  * * * * *

          COLOR SYSTEMS TECHNOLOGY, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

          FIRST: That at a meeting of the Board of Directors of COLOR SYSTEMS TECHNOLOGY, INC. resolutions were duly adopted setting forth the proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendments are as follows:

                    RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing Article 4 thereof so that, as amended said Article shall be and read as follows:

                    "Article 4. The corporation shall be authorized to issue 40,000,000 shares of common stock of the par value of $.15 per share and 10,000,000 shares of preferred stock of the par value of $.01 per share.
                    The Board of Directors is authorized to cause the issuance, from time to time, of Preferred Stock, and one or more series thereof, for any proper purpose without shareholder approval, except where, because of the particular circumstances under which any of such shares shall be issued, shareholder approval is required by law. Each series of Preferred Stock shall be distinctly titled and shall consist of the number of shares designated by the Board of Directors. The Board of Directors is expressly vested with the right to determine, with respect to the Preferred Stock and each series thereof, the following: (a) whether such shares shall be granted voting rights, and if so, to what extent, and upon what terms and conditions; (b) the rates and times at which, and the terms and conditions on which, dividends on such shares shall be paid and any dividend rights to cumulation;
          (c) whether such shares shall be granted conversion rights, and if so, upon what terms and conditions; (d) whether the corporation shall have the right to redeem such shares, and if so, upon what terms and conditions; (e) the liquidation rights (if any) of such shares, including whether such shares shall enjoy any liquidation preference over the Common Stock; and (f) such other designations, preferences, relative rights and limitations (if any) attaching to such shares of Preferred Stock."

                    FURTHER RESOLVED, that the Certificate of Incorporation of this corporation be amended by adding Article 8 thereof so that, as added said Article shall be and read as follows:

                    "Article 8. No director of the Corporation shall be liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability
          (i) for any breach of the director's duty of loyalty to the Corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit. Neither the amendment or repeal of this Article 8 nor the adoption of any provision of the Certificate of Incorporation inconsistent with this Article 8 shall eliminate or reduce the effect of this Article 8 in respect of any matter occurring, or any suit, claim or cause of action that but for this Article 8 would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision."

          SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of The General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

          THIRD: That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, said COLOR SYSTEMS TECHNOLOGY, INC. has caused this certificate to be signed by Buddy Young, its President, and attested by Charles M. Powell, its Secretary, this 4th day of February, 1987.


                                       COLOR SYSTEMS TECHNOLOGY, INC.


                                       By  /s/  BUDDY YOUNG
                                       -----------------------------------
                                       Buddy Young, President

ATTEST:


By  /s/  CHARLES M. POWELL
-----------------------------------
Charles M. Powell, Secretary

                    STATE OF DELAWARE

             OFFICE OF THE SECRETARY OF STATE
             --------------------------------


    I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF CHANGE OF REGISTERED AGENT OF "COLOR SYSTEMS TECHNOLOGY, INC.", FILED IN THIS OFFICE ON THE NINTH DAY OF FEBRUARY, A.D. 1987, AT 10:01 O'CLOCK A.M.


                                     /s/ EDWARD J. FREEL
                       [SEAL]  ---------------------------------
                                         EDWARD J. FREEL,
                                        SECRETARY OF STATE


0660526   8100                 AUTHENTICATION:     7412311

950036614                                DATE:     02-17-95

                   CERTIFICATE OF CHANGE OF REGISTERED AGENT

                                      AND

                              REGISTERED OFFICE

                                   * * * * *

     COLOR SYSTEMS TECHNOLOGY, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     The present registered agent of the corporation is United States Corporation Company and the present registered office of the corporation is in the county of Kent.

     The Board of Directors of COLOR SYSTEMS, TECHNOLOGY, INC. adopted the following resolution on the 9th day of December, 1986.

          Resolved, that the registered office of COLOR SYSTEMS TECHNOLOGY, INC. in the state of Delaware be and it hereby is changed to Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, and the authorization of the present registered agent of this corporation be and the same is hereby withdrawn, and THE CORPORATION TRUST COMPANY, shall be and is hereby constituted and appointed the registered agent of this corporation at the address of its registered office.

     IN WITNESS WHEREOF, COLOR SYSTEMS TECHNOLOGY, INC. has caused this
statement to be signed by                                         , its
_______________________ President and attested by                     ,
its ______________________ Secretary this 2nd day of February, 1987.


                                       By                 [SIG]
                                         -------------------------------------
                                                                  President

ATTEST:

By                [SIG]
  -------------------------------------
                          Secretary

                    STATE OF DELAWARE

             OFFICE OF THE SECRETARY OF STATE
             --------------------------------


    I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF
DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT
COPY OF THE CERTIFICATE OF AMENDMENT OF "COLOR SYSTEMS
TECHNOLOGY, INC.", FILED IN THIS OFFICE ON THE NINTH DAY OF
SEPTEMBER, A.D. 1991, AT 9 O'CLOCK A.M.


                                     /s/ EDWARD J. FREEL
                       [SEAL]  ---------------------------------
                                         EDWARD J. FREEL,
                                        SECRETARY OF STATE


0660526   8100                 AUTHENTICATION:     7411620

950036350                                DATE:     02-16-95

                                                        STATE OF DELAWARE
                                                        SECRETARY OF STATE
                                                     DIVISION OF CORPORATIONS
                                                     FILED 09:00 AM 09/09/1991
                                                     912535066 - 660526

                           CERTIFICATE OF AMENDMENT
                                       OF
                         CERTIFICATE OF INCORPORATION


     COLOR SYSTEMS TECHNOLOGY, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That at a meeting of the Board of Directors of COLOR SYSTEMS TECHNOLOGY, INC. resolutions were duly adopted setting forth the proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment; to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendments are as follows:

          RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing Article 4 thereof so that, as amended said Article shall be and read as follows:

          "Article 4. The corporation shall be authorized to issue 20,000,000 shares of common stock of the par value of $.15 per share."

     SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of The General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

     THIRD: That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said COLOR SYSTEMS TECHNOLOGY, INC. has caused this certificate to be signed by Buddy Young, its President, and attested L. Stephen Albright, its Secretary, this 3rd day of September, 1991.


                                       COLOR SYSTEMS TECHNOLOGY, INC.


                                       By          /s/ BUDDY YOUNG
                                         -------------------------------------
                                         BUDDY YOUNG, President


ATTEST:

By       /s/ L. STEPHEN ALBRIGHT
  -------------------------------------
  L. STEPHEN ALBRIGHT, Secretary

                    STATE OF DELAWARE

             OFFICE OF THE SECRETARY OF STATE
             --------------------------------


    I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "COLOR SYSTEMS TECHNOLOGY, INC.", CHANGING ITS NAME FROM "COLOR SYSTEMS TECHNOLOGY, INC." TO "CST ENTERTAINMENT IMAGING, INC.", FILED IN THIS OFFICE ON THE SIXTEENTH DAY OF MARCH, A.D. 1992, AT 9 O'CLOCK A.M.


                                     /s/ EDWARD J. FREEL
                       [SEAL]  ---------------------------------
                                         EDWARD J. FREEL,
                                        SECRETARY OF STATE


0660526   8100                 AUTHENTICATION:     7411621

950036350                                DATE:     02-16-95

     STATE OF DELAWARE
    SECRETARY OF STATE
 DIVISION OF CORPORATIONS
FILED 09:00 AM 03/16/1992
   920765329 - 660526

                         CERTIFICATE OF AMENDMENT

                                     OF

                      CERTIFICATE OF INCORPORATION OF

                       COLOR SYSTEMS TECHNOLOGY, INC.

          COLOR SYSTEMS TECHNOLOGY, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

          FIRST: That at a meeting of the Board of Directors of COLOR SYSTEMS TECHNOLOGY, INC. resolutions were duly adopted setting forth the proposed amendments to the Certificate of Incorporation of said corporation, declaring said amendments to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendments are as follows:

                    RESOLVED, that the Certificate of Incorporation of this Corporation be amended as follows:

                    "First: the name of the Corporation is CST ENTERTAINMENT IMAGING, INC."

                    "Fourth: The total number of shares of stock which the Corporation shall be authorized to issue is 30,000,000 shares of common stock of the par value of $.15 per share."

          SECOND: That thereafter, the annual meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with
Section 222 of The General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

          THIRD: That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, said COLOR SYSTEMS TECHNOLOGY, INC. has caused this certificate to be signed by Gerald Shefsky, its Chief Executive Officer & Chairman of the Board, and attested L. Stephen Albright, its Secretary, this 12th day of March, 1992.


                                       COLOR SYSTEMS TECHNOLOGY, INC.


                                       By  /s/  GERALD SHEFSKY
                                         -------------------------------------
                                         Gerald Shefsky, CEO & Chairman


ATTEST:


By  /s/  L. STEPHEN ALBRIGHT
  ------------------------------------
  L. Stephen Albright, Secretary

                                                              PAGE 1
                               STATE OF DELAWARE
                       OFFICE OF THE SECRETARY OF STATE

                      -----------------------------------

          I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "CST ENTERTAINMENT IMAGING, INC.", CHANGING ITS NAME FROM "CST ENTERTAINMENT IMAGING, INC." TO "CST ENTERTAINMENT, INC.", FILED IN THIS OFFICE ON THE SIXTEENTH DAY OF FEBRUARY, A.D. 1995, AT 9 O'CLOCK A.M.

          A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.




                              [SEAL]
                                       ---------------------------------------
                                       Edward J. Freel, Secretary of State

                                       AUTHENTICATION:  7411566
   0660526  8100
                                                DATED:  02-16-95
   950036406

                           CERTIFICATE OF AMENDMENT
                                      OF
                        CERTIFICATE OF INCORPORATION OF

                       CST ENTERTAINMENT IMAGING, INC.


CST ENTERTAINMENT IMAGING, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That at a meeting of the Board of Directors of CST ENTERTAINMENT IMAGING, INC. were duly adopted setting forth the proposed amendments to the Certificate of Incorporation of said corporation, declaring said amendments to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendments are as follows:

          RESOLVED, that the Certificate of Incorporation of this Corporation be amended as follows:

          "First: the name of the Corporation is CST ENTERTAINMENT, INC."

          "Second: The total number of shares of stock which the Corporation shall be authorized to issue is 40,000,000 shares of common stock of the par value of $.15 per share."

     SECOND: That thereafter, the annual meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of The General Corporation Law of the State of Delaware at which meeting the necessary numbers as required by statute were voted in favor of the amendment.

     THIRD: That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said CST ENTERTAINMENT IMAGING, INC. has caused the certificate to be signed by Jonathan D. Shapiro, its Chief Executive Officer, and attested Stephen S. Strick, its Secretary, this 30th day of December 12, 1994.

                                      CST ENTERTAINMENT IMAGING, INC.

                                      By:   /s/ JONATHAN D. SHAPIRO
                                         ----------------------------
                                         Jonathan D. Shapiro,
                                         President and Chief Executive Officer


ATTEST:

By    /s/ STEPHEN S. STRICK
  ----------------------------
  Stephen S. Strick, Secretary